Exhibit 99.1

Contacts
For AmerisourceBergen:	For Kindred Healthcare:
Michael N. Kilpatric	Susan E. Moss
Vice President, Corporate &	Vice President of
Investor Relations	Corporate Communications
610-727-7118	502-596-7296

AMERISOURCEBERGEN AND KINDRED HEALTHCARE ANNOUNCE RECORD DATE AND

NEW BOARD OF DIRECTORS FOR PROPOSED COMBINATION OF

THEIR INSTITUTIONAL PHARMACY BUSINESSES

July 20, 2007 Set As Record Date for the Spin-Offs

Valley Forge, PA, and Louisville, KY, July 12, 2007 — AmerisourceBergen Corporation (NYSE: ABC) and Kindred Healthcare, Inc. (NYSE: KND) today announced that each company’s Board of Directors has set July 20, 2007 as the record date for the spin-offs of their respective institutional pharmacy businesses. The spin-offs and subsequent combination of these businesses will create a new, independent, publicly traded company called “PharMerica Corporation.” The new company will be listed on the New York Stock Exchange under the symbol “PMC.” The companies also announced the nine members of PharMerica Corporation’s Board of Directors.

Shareholders of record of either company’s common stock at the end of the business day on July 20, 2007 will be entitled to receive shares of PharMerica Corporation on July 31, 2007, the closing date for the transaction. AmerisourceBergen shareholders will be entitled to receive approximately 0.083 shares of PharMerica common stock for each share of AmerisourceBergen common stock held on the record date. Kindred shareholders will be entitled to receive approximately 0.366 shares of PharMerica common stock for each share of Kindred common stock held on the record date. PharMerica will issue approximately 30 million shares of common stock.

No action is required by holders of AmerisourceBergen or Kindred common stock to receive their respective shares of PharMerica common stock on the closing date, and the two companies’ shareholders will not be required to surrender any AmerisourceBergen or Kindred shares or pay anything in order to receive PharMerica shares. Shareholders who are entitled to receive the stock distribution will receive book-entry account statements reflecting their ownership of shares of PharMerica common stock or their brokerage account will be credited for the shares. PharMerica will not issue physical stock certificates, even if requested.

AmerisourceBergen and Kindred have been advised that trading in PharMerica common stock will commence on a when-issued basis shortly before the record date. When-issued trading refers to trading in PharMerica common stock on or before the closing date, prior to the issuance of PharMerica common stock in the transaction. On August 1, 2007, the first trading day following the closing date, when-issued trading in respect of PharMerica common stock is expected to end and regular way trading to begin.

Shareholders that sell AmerisourceBergen and Kindred shares on or prior to July 31, 2007 may also be selling their right to receive shares of PharMerica common stock. AmerisourceBergen and Kindred shareholders are encouraged to consult with their financial advisors regarding the specific implications of selling AmerisourceBergen or Kindred shares on or prior to July 31, 2007.

Completion of the transaction is subject to satisfaction of the conditions described in the Registration Statement on Form S-4/S-1 (no. 333-142940), as amended and filed under the name Safari Holding Corporation with the Securities and Exchange Commission and available at the Commission’s website at http://www.sec.gov.

PharMerica Board of Directors

Named to the Board of Directors of PharMerica Corporation are Gregory S. Weishar, Frank E. Collins, Paul J. Diaz, Thomas P. Gerrity, George L. James III, Edward L. Kuntz, Thomas P. Mac Mahon, Daniel N. Mendelson and R. David Yost.

Mr. Weishar, 52, is Chief Executive Officer of PharMerica Corporation and has more than 20 years of experience in the pharmacy services industry. From 1994 to January 2007, he was Chief Executive Officer and President of PharmaCare Management Services, an industry leading pharmacy benefit management and specialty pharmacy subsidiary of CVS Corporation. Prior to founding PharmaCare, he held various senior management positions at PCS Inc. and Argus Health Systems Inc.

Mr. Collins, 53, will serve as Chair of the Nominating and Governance Committee and as a member of the Audit Committee of the PharMerica Board of Directors. He is Senior Vice President, Legal and Administration, and Secretary of Sierra Health Services, Inc., having joined Sierra Health in 1986 as General Counsel and Secretary. Prior to joining Sierra Health, he served on the legal staff of Blue Cross and Blue Shield of Kansas City from 1981 to 1986, and previously was counsel for the Missouri Division of Insurance where he was responsible for providing legal advice on insurance and HMO-related regulatory issues.

Mr. Diaz, 45, has served as a director of Kindred since May 2002, its Chief Executive Officer since January 2004 and its President since January 2002. Mr. Diaz was Kindred’s Chief Operating Officer from 2002 to 2003. Prior to joining Kindred, he served as the managing member of Falcon Capital Partners, LLC, a private investment and consulting firm specializing in healthcare restructurings, and as Chairman and Chief Executive Office for Capella Senior Living, LLC, a start-up venture to provide long-term healthcare services.

Mr. Gerrity, 66, will serve as a member of the Audit and the Nominating and Corporate Governance committees of PharMerica’s Board of Directors. He is a Professor of Management and Dean Emeritus at The Wharton School of the University of Pennsylvania having been Dean of the school from 1990 to 1999. He serves as a director of Hercules, Inc., Internet Capital Group, Inc. and Sunoco, Inc., and as a member of the Corporation of the Massachusetts Institute of Technology.

Mr. James, 60, will serve as Chair of the Audit Committee and a member of the Compensation Committee of PharMerica’s Board of Directors. He is an Adjunct Professor at the Fox School of Business of Temple University, and was an independent financial consultant from 2002 to 2005. From 1997 to 2001, he served as the Vice President and Chief Financial Officer of AmeriSource Health Corporation. Previously, he held several executive level positions including Senior Vice President and Chief Financial Officer of BetzDearborn, Inc. and Vice President – Corporate Development and Planning at Scott Paper Company.

Mr. Kuntz, 60, has been Kindred’s Executive Chairman of the Board since 2004, having served as Chairman and Chief Executive Officer from 1999 to 2003. He served as Kindred’s President from 1998 to 2002 and Chief Operating Officer from 1998 to 1999. He is also a director of Rotech Healthcare, Inc., a provider of home medical equipment and related products and services.

Mr. Mac Mahon, 60, will serve as Chairman of the PharMerica Board of Directors and also as Chair of the Compensation Committee and a member of the Nominating and Governance Committee. He is Chairman of the Board and a director of Laboratory Corporation of America Holdings where he also served as Vice Chairman from 1995 to 2006 and President and Chief Executive Officer from 1997 until his retirement in 2006. Previously, he was a Senior Vice President, a director and executive committee member of Hoffmann-La Roche, and President of the Roche Diagnostics Group. He also is a director of Express Scripts, Inc.

Mr. Mendelson, 42, will serve as a member of the Compensation and the Nominating and Governance committees of PharMerica’s Board of Directors. He is Chief Executive Officer of Avalere Health LLC, a strategic advisory company focused on healthcare, and prior to founding Avalere in 2000, he served as Associate Director for Health at the White House Office of Management and Budget. Mr. Mendelson is also a director of Coventry Healthcare, Inc.

Mr. Yost, 60, is Chief Executive Officer and a director of AmerisourceBergen Corporation and from 2001 to 2002 also served as President of the company. Previously, he was Chairman and Chief Executive Officer of AmeriSource Health Corporation where he had also served as President. He held a variety of positions with AmeriSource Health and its predecessors since 1974, including Executive Vice President – Operations. Mr. Yost is also a director of Electronic Data Systems Corporation.

About AmerisourceBergen

AmerisourceBergen (NYSE:ABC) is one of the world’s largest pharmaceutical services companies serving the United States, Canada and selected global markets. Servicing both pharmaceutical manufacturers and healthcare providers in the pharmaceutical supply channel, the Company provides drug distribution and related services designed to reduce costs and improve patient outcomes. AmerisourceBergen’s service solutions range from pharmacy automation and pharmaceutical packaging to pharmacy services for skilled nursing and assisted living facilities, reimbursement and pharmaceutical consulting services, and physician education. With more than $64 billion in annual revenue, AmerisourceBergen is headquartered in Valley Forge, PA, and employs more than 13,000 people. AmerisourceBergen is ranked #29 on the Fortune 500 list. For more information, go to www.amerisourcebergen.com.

About Kindred Healthcare

Kindred Healthcare, Inc. (NYSE:KND) is a Fortune 500 healthcare services company, based in Louisville, Kentucky, with annualized revenues of $4.5 billion that provides services in approximately 600 locations in 38 states. Kindred through its subsidiaries operates long-term acute care hospitals, skilled nursing centers, institutional pharmacies and a contract rehabilitation services business, Peoplefirst Rehabilitation Services, across the United States. Kindred’s 56,000 employees are committed to providing high quality patient care and outstanding customer service to become the most trusted and respected provider of healthcare services in every community we serve. For more information, go to www.kindredhealthcare.com.

AmerisourceBergen Forward-Looking Statements

This news release may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in any forward-looking statements: competitive pressures; the loss of one or more key customer or supplier relationships; customer defaults or insolvencies; changes in customer mix; supplier defaults or insolvencies; changes in pharmaceutical manufacturers’ pricing and distribution policies or practices; adverse resolution of any contract or other disputes with customers (including departments and agencies of the U.S. Government) or suppliers; regulatory changes (including increased government regulation of the pharmaceutical supply channel); government enforcement initiatives (including (i) the imposition of increased obligations upon pharmaceutical distributors to detect and prevent suspicious orders of controlled substances (ii) the commencement of further administrative actions by the U. S. Drug Enforcement Administration seeking to suspend or revoke the license of any of the Company’s distribution facilities to distribute controlled substances, or (iii) the commencement of any enforcement actions by any U.S. Attorney alleging violation of laws and regulations regarding diversion of controlled substances and suspicious order monitoring); changes in U.S. government policies (including reimbursement changes arising from federal legislation, including the Medicare Modernization Act and the Deficit Reduction Act of 2005); changes in regulatory or clinical medical guidelines and/or reimbursement practices for the pharmaceuticals we distribute; price inflation in branded pharmaceuticals and price deflation in generics; declines in the amounts of market share rebates offered by pharmaceutical manufacturers to the PharMerica Long-Term Care business, declines in the amounts of rebates that the PharMerica Long-Term Care business can retain, and/or the inability of the business to offset the rebate reductions that have already occurred or any rebate reductions that may occur in the future; any disruption to or other adverse effects upon the PharMerica Long-Term Care business caused by the announcement of the Company’s agreement to combine the PharMerica Long-Term Care business with the institutional pharmacy business of Kindred Healthcare, Inc. into a new public company that will be owned 50% by the Company’s shareholders (the “PharMerica LTC Transaction”); the inability of the Company to successfully complete the PharMerica LTC Transaction or any other transaction that the Company may wish to pursue from time to time; fluctuations in market interest rates; operational or control issues arising from the Company’s outsourcing of information technology activities; success of integration, restructuring or systems initiatives; fluctuations in the U.S. dollar—Canadian dollar exchange rate and other foreign exchange rates; economic, business, competitive and/or regulatory developments in Canada, the United Kingdom and elsewhere outside of the United States; acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control; changes in tax legislation or adverse resolution of challenges to our tax positions; and other economic, business, competitive, legal, tax, regulatory and/or operational factors affecting the business of the Company generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) in Item 1A (Risk Factors) in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and elsewhere in that report and (ii) in other reports filed by the Company pursuant to the Securities Exchange Act of 1934.

Kindred Healthcare Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Kindred’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements. Statements in this press release concerning the new company’s business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, anticipated cost synergies, economies of scale and product or service line growth, together with other statements that are not historical facts, are forward-looking statements reflecting the best judgment of Kindred based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Kindred’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Kindred is unable to predict or control, that may cause Kindred’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Kindred’s filings with the SEC.

In addition to the factors set forth above, other factors that may affect Kindred’s plans or results include, without limitation, (a) Kindred’s and AmerisourceBergen’s ability to complete the proposed merger of their respective institutional pharmacy operations, including the receipt of all required regulatory approvals and the satisfaction of other closing conditions to the proposed transaction; (b) Kindred’s ability to operate pursuant to the terms of its debt obligations and its master leases with Ventas, Inc. (NYSE:VTR); (c) Kindred’s ability to meet its rental and debt service obligations; (d) Kindred’s ability to complete the resale of facilities recently acquired from Ventas; (e) adverse developments with respect to Kindred’s results of operations or liquidity; (f) Kindred’s ability to attract and retain key executives and other healthcare personnel; (g) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel; (h) the effects of healthcare reform and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry; (i) changes in the reimbursement rates or methods of payment from third party payors, including the Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for long-term acute care hospitals, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and Medicaid reimbursements for the Company’s nursing centers; (j) national and regional economic conditions, including their effect on the availability and cost of labor, materials and other services; (k) Kindred’s ability to control costs, particularly labor and employee benefit costs; (l) Kindred’s ability to successfully pursue its development activities and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations; (m) the increase in the costs of defending and insuring against alleged professional liability claims and Kindred’s ability to predict the estimated costs related to such claims; (n) Kindred’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability claims; (o) Kindred’s ability to successfully dispose of unprofitable facilities; and (p) Kindred’s ability to ensure and maintain an effective system of internal controls over financial reporting. Many of these factors are beyond Kindred’s control. Kindred cautions investors that any forward-looking statements made by Kindred are not guarantees of future performance. Kindred disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

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